USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                       SUPPLEMENT DATED NOVEMBER 20, 2003
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2003

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

o The management fee reference to 1.00% for the USAZ AllianceBernstein Growth and Income Fund, on page 13 of the prospectus, is changed to 0.75%. The Total Annual Fund Operating Expense for the same fund is changed accordingly to 1.93% and the Fee Waiver is changed to .83%.

o The following footnote is added to the USAZ Money Market Fund - Annual Fund Operating Expenses table on page 31 of the prospectus:

(1) The Manager and the Fund have entered into a written contract limiting operating expenses to .87% through May 1, 2004. The Fund is authorized to reimburse USAZ for management fees previously waived and/or for the cost of Other Expenses paid by USAZ provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above. The Fund's ability to reimburse USAZ in this manner only applies to fees paid or reimbursement made by USAZ within the previous three years.

o The abbreviation for Alliance Capital Management L.P., subadviser for the AllianceBernstein Funds, on page 47 of the prospectus is "Alliance Capital."

o The amount of assets under management for Alliance Capital Management L.P. as of December 31, 2002, on page 47 of the prospectus, is $387 billion.

o The following replaces the paragraphs on page 50 of the prospectus describing the Fund Management of the USAZ AllianceBernstein Growth and Income Fund, USAZ AllianceBernstein Large Cap Growth Fund, and USAZ AllianceBernstein Technology Fund:

         USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME FUND: Susanne Lent is the main Portfolio Manager for the USAZ AllianceBernstein Growth & Income Fund. She is a Senior Vice President and Relative Value Portfolio Manager at Alliance Capital. Ms. Lent joined Alliance Capital after five years of sell-side equity research work at CS First Boston and more recently at Donaldson, Lufkin & Jenrette. Prior to Wall Street, Ms. Lent was employed by Seibu Department Stores in Tokyo, Japan.

         USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND: Syed J. Hasnain is the Portfolio Manager of the USAZ AllianceBernstein Large Cap Growth Fund. He is a Senior Vice President and U.S. Large Cap Portfolio Manager and member of the Global Large Cap Growth Equity Team of Alliance Capital. Mr. Hasnain joined Alliance Capital after working as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co.

         USAZ ALLIANCEBERNSTEIN TECHNOLOGY FUND: Janet Walsh, Senior Vice President, is the Portfolio Manager of the USAZ AllianceBernstein Technology Fund. Prior to joining Alliance Capital in 1996, she served as Executive Director of The Ellis L. Phillips Foundation, overseeing the foundation's philanthropic and investment activities. Prior to that, she worked in development for The Computer Museum and the University of Miami. Ms. Walsh holds an A.B. cum laude from Harvard College and an M.B.A. from Columbia Business School where she was elected to Beta Gamma Sigma.

o The following replaces the third sentence under "Investment Objective and Principal Investment Strategy" for the USAZ PIMCO NFJ Small Cap Value Fund on page 22 of the prospectus.

     "The Fund seeks to achieve its objective by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $3.5 billion at the time of investment."

o The following replaces the paragraph on page 51 of the prospectus describing the Fund Management of the USAZ Van Kampen Growth Fund:

         USAZ VAN KAMPEN GROWTH FUND: The Fund is managed by the Small/MidCap Growth team. The team is made up of established investment professionals. Current members of the team include Dennis Lynch, an Executive Director of the Subadviser and David Cohen, an Executive Director of the Subadviser. The composition of the team may change without notice from time to time.

                                                                USAZPRO-001-0503